UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 15, 2019

JPMorgan Chase & Co.

(Exact name of registrant as specified in its charter)

Delaware	1-5805	13-2624428
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification no.)

383 Madison Avenue, New York, New York		10179
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

Attached to this filing as Exhibit 10.1 is the JPMorgan Chase & Co. (the “Company”) Form of Terms and Conditions for the Company’s Performance Share Unit Award for Operating Committee members outside the United Kingdom and as Exhibit 10.2 is the Form of Terms and Conditions for the Company’s Performance Share Unit Award for Operating Committee members in the United Kingdom. The Company may make references to these forms of award terms and conditions in future SEC filings.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No	Description of Exhibit

10.1	Form of JPMorgan Chase & Co. Long-Term Incentive Plan Terms and Conditions of [_____________, 20__] Performance Share Unit Award Operating Committee (U.S.) (Protection-Based Vesting Provisions)

10.2	Form of JPMorgan Chase & Co. Long-Term Incentive Plan Terms and Conditions of [_____________, 20__] Performance Share Unit Award Operating Committee (U.K.) (Protection-Based Vesting Provisions)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMorgan Chase & Co.
(Registrant)

By:	/s/ Molly Carpenter
Molly Carpenter
Corporate Secretary

Dated: March 15, 2019